UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

November 14, 2017

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	001-34998	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4699 Old Ironsides Drive, Suite 300 Santa Clara, California 95054
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.03 Bankruptcy or Receivership.

The information set forth below in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2017, Uni-Pixel, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiary, Uni-Pixel Displays, Inc., a Texas Corporation (“Displays”, and, together with the Company, the “Debtors”), filed a voluntary petition for reorganization (the “Chapter 11 Case”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United Stated Bankruptcy Court for the Northern District of California – San Jose Division (the “Court”). Debtors have continued to operate their business as “debtor-in-possession” under the jurisdiction of the Court, under Cases No. 17-52100 and 17-52101, respectively, in accordance with the applicable provisions of the Bankruptcy Code and order of the Court.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2017 (the “October 3 Form 8-K”), the Debtors on September 29, 2017 entered into a “stalking horse” asset purchase agreement (the “Asset Purchase Agreement”) with Future Tech Capital, LLC, a California limited liability company (the “Purchaser”). On November 8, the Debtors and the Purchaser entered into Amendment No. 1 to the Asset Purchase Agreement, the terms of which are more fully described in the Current Report filed with the Securities and Exchange Commission on Form 8-K filed by the Company on November 15, 2017(the “November 15 Form 8-K”). The disclosure contained in the November 15 Form 8-K is incorporated herein by reference.

Furthermore, as previously reported in the November 15 Form 8-K, on November 8, 2017, the Court entered an order (the “Sale Order”) approving the sale to the Purchaser of certain of the Debtors’ machinery, equipment, tangible and intangible personal property assets free and clear of all liens, claims, encumbrances and interests, pursuant to the terms of the Asset Purchase Agreement, as amended by Amendment No. 1. The Court also approved the grant to the Purchaser of an irrevocable, perpetual, non-royalty bearing, fully-paid up, non-exclusive, transferable and assignable worldwide license to the Debtors’ Diamond Guard intellectual property and intangible property pursuant to the terms of the Asset Purchase Agreement, as amended by Amendment No. 1. The Purchaser also had an option to acquire the Diamond Guard intellectual property and intangible property for $1.00, which it exercised.

The Debtors and the Purchaser closed the transactions contemplated by the Asset Purchase Agreement, as amended, on November 14, 2017. On that date, the Debtors received total consideration of $1,500,001, paid in cash, net of the $200,000 deposit and the advance of $675,000 previously paid for payment to Western Alliance Bank in full satisfaction of the secured debt, as more fully described in the October 3 Form 8-K and the November 15 Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2017	By:	/s/ Christine Russell
Christine Russell, Principal Financial and Accounting Officer